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                               THE MAINSTAY FUNDS
                                Convertible Fund
                               Equity Income Fund
                             Strategic Income Fund
                              Strategic Value Fund
                                   Value Fund

                       Supplement dated September 9, 1999
                      to the Prospectus dated May 1, 1999



Page 126 of the Prospectus is revised to reflect that (a) Richard A. Rosen is portfolio manager of the Equity Income and Strategic Value Funds; (b) Thomas Wynn is a portfolio manager of the Strategic Value Fund and is not a portfolio manager of the Strategic Income Fund; and (c) Edmund C. Spelman is a portfolio manager of the Convertible Fund Page 125 of the Prospectus is revised to reflect that Denis Laplaige is no longer a portfolio manager of the Convertible, Value, Equity Income and Strategic Value Funds.